Page 1 of 14 Confidential CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [*], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL. Exhibit 10.10 EIGHTH AMENDMENT TO AMENDED AND RESTATED VALUE-ADDED RESELLER AGREEMENT This Eighth Amendment (this “Eighth Amendment”) is made and entered into as of the date last signed by both parties below (the “Eighth Amendment Effective Date”) by and between salesforce.com, inc., a Delaware corporation having its principal place of business at The Landmark @ One Market, Suite 300, San Francisco, California 94105 (“SFDC”) and Veeva Systems Inc., a Delaware corporation having its principal place of business at 4637 Chabot Drive, Suite 210, Pleasanton, California 94588 (“Reseller”). This Eighth Amendment amends that certain Amended and Restated Value-Added Reseller Agreement dated as of September 2, 2010, as previously amended (the “Agreement”). Each capitalized term used and not defined in this Eighth Amendment shall have the meaning set forth in the Agreement. RECITALS WHEREAS, SFDC and Reseller (collectively the “Parties” and each a “Party”) wish to amend the terms and conditions of the Agreement; WHEREAS, other than as expressly modified in this Eighth Amendment, the Parties desire for the terms of the Agreement to remain unchanged and continue in full force and effect. NOW, THEREFORE, in consideration of the mutual promises set forth herein and in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows: TERMS 1. Background. The Background section of the Agreement is deleted in its entirety and replaced with the following: Background A. Reseller develops and offers and may develop and offer in the future certain Reseller Applications (as defined below) that are designed to be accessed and used as part of a Combined Solution (as defined below). B. The Parties wish to enable Reseller as a “Premier” or “Preferred” ISV partner for the sale of a certain Combined Solution known as Veeva CRM. C. This Amended and Restated Value-Added Reseller Agreement is for the purpose of providing for SFDC’s sale to Reseller of subscriptions to OEM Services, for sale by Reseller to and use by Reseller Customers with a specific Reseller Application solely as part of a Combined Solution. Any other subscriptions, or other use or sale of OEM Services, Platform or SFDC Service, require separate subscriptions only available directly from SFDC. 2. Certain Definitions. Section 17 of the Agreement is amended by adding the following as additional defined terms: “Combined Solution” means a Reseller Application that has been combined with OEM Services to create a Reseller solution that is marketed, sold and supported by and on behalf of Reseller. As of the Eighth Amendment

Page 2 of 14 Confidential Effective Date, the generally available Combined Solutions are the Veeva CRM Combined Solution and the Veeva CLM Combined Solution, both as combined with the OEM Services. A “new” Combined Solution is a Combined Solution created with OEM Services and a new Reseller Application that is made available to Reseller Customers for the first time after the Eighth Amendment Effective Date. “Force.com Target Market VAR Agreement” means an agreement with a third party reseller or distributor partner (a “Target Market Reseller”) of a Force.com Platform Product that also markets and sells one or more third party proprietary applications built on a Force.com Platform Product to address the Target Market. “Force.com Target Market OEM Agreement” means an agreement that would allow a third party to build or sell a Sales Automation application that is designed to address the Target Market (where such application runs on a Force.com Platform Product) and that allows the third party to combine such Sales Automation application with such Force.com Platform Product to create and sell to end customers a combined solution for which the third party (and not SFDC) contracts with the end customer. “Force.com Platform Product” means the products marketed by SFDC as Force.com Platform Unlimited Edition, Force.com Enterprise Edition, Force.com Performance Edition and all other “editions” of Force.com platform products now in existence or created during the Term, and any successor offerings to the offerings described above. For clarity, Force.com Platform Products may include features (e.g., Salesforce1, Custom Objects, Custom Tabs, Data Storage) and add-ons (e.g., Portal, Communities, Additional API Calls) that are also available for use with certain SFDC Services (e.g., Sales Cloud and Service Cloud) (collectively, “Shared Features and Add-ons”), however such Shared Features and Add-ons are not themselves Force.com Platform Products, nor are other SFDC Services by virtue of them also including such Shared Features and Add-ons. “Force.com Platform Unlimited Edition (UE)” is the OEM Service in use in a Combined Solution with the Veeva CRM Application as of the Eighth Amendment Effective Date. Consolidated product information about the Force.com Platform Unlimited Edition is set forth in Exhibit B – Table B-1. For clarity and notwithstanding anything in Table B-1, the specifications, usage limits/rights and functionality of the Force.com Platform Unlimited Edition currently in use by Reseller for the Veeva CRM Combined Solution shall not be degraded as a result of this Eighth Amendment or Table B-1. “Force.com Platform Unlimited Edition (UE)—Limited Use” is the same Platform as the Force.com Platform Unlimited Edition (UE), with the Customer (User) Restrictions set forth in Table B-2, below. Consolidated product information about the Force.com Platform Unlimited Edition (UE)—Limited Use is set forth in Exhibit B – Table B- 2. For clarity, Force.com Platform Unlimited Edition (UE)—Limited Use may only be used as OEM Services together with new Reseller Applications to create new Combined Solutions. “PNR” means a specified percentage of Reseller’s sale price of the applicable Combined Solution to a Customer (without reduction for any withholding tax paid by Customer or Reseller) on a per User per month basis (or as otherwise agreed under the applicable Service Order), less any sales taxes. “Reseller Application” means any Reseller application that is built on and requires one or more OEM Services in order to operate and that has been (1) reviewed and approved by SFDC in accordance with its then-standard business, technical and security review processes; and (2) described to SFDC’s reasonable satisfaction in an exhibit to this Agreement adding the Reseller Application. As of the Eighth Amendment Effective Date, the generally available Reseller Applications are Veeva CRM and Veeva CLM. A “new” Reseller Application is a Reseller Application described in an exhibit added by amendment to the Agreement after the Eighth Amendment Effective Date. “Reseller Application Description” is the functional description of any new Reseller Application that is included in the required exhibit to add any new Reseller Application to the Agreement by way of mutually executed amendment. “SFDC Service(s)” It is agreed that the term SFDC Services (including Sales Cloud and Services Cloud), as used in the Agreement, does not include the Force.com Platform Product(s).

Page 3 of 14 Confidential “Veeva, Inc.” means Veeva Systems Inc. “Veeva CLM” means the Reseller Application added to this Agreement by the Fourth Amendment and referred to therein as the “Veeva CLM Application.” “Veeva CRM” is Reseller’s software application that addresses the Target Market. Veeva CRM was formerly referred to as “VBioPharma” or “VBioPharma Application” and includes enhancements and additions to Veeva CRM that address the Target Market and utilize the same Force.com Platform Unlimited Edition Org. For clarity, as used herein, Veeva CRM does not include Veeva CLM or any other new Reseller Application under this Agreement. 3. Section 1 (Reseller Relationship). Section 1 of the Agreement is modified by: (a) In Section 1.3, (1) By deleting Section 1.3.3 in its entirety and replacing it with: 1.3.3 Service Order Renewals. All Service Orders shall automatically renew for [*] unless terminated by Reseller by providing written notice of Service Order termination, reduction or increase in the duration of subscription term, or User subscription reduction. Reseller must deliver any termination, increase or reduction notice in writing to SFDC [*] prior to such automatic renewal of the applicable Service Order. (2) by deleting Section 1.3.5 and replacing it in its entirety with: 1.3.5 Subscription Terms. As of the Eighth Amendment Effective Date, and subject to the last sentence of this paragraph, the minimum term for each Service Order and renewal thereof shall be [*] and the maximum term for each Service Order and renewal thereof shall be [*], as stated on the applicable Service Order. The subscription term of a given Service Order during which Reseller may not cancel the Service Order shall be as stated on the Service Order. If not stated, the default subscription term shall be [*]. Add-on Service Orders for a particular Reseller Customer during the subscription term of a pre-existing Service Order [*] with the pre-existing Service Order. (b) In Section 1.4, by adding the following as subparts (A) and (B):

Page 4 of 14 Confidential A. Existing Combined Solutions. As of the Eighth Amendment Effective Date, the fees for the OEM Services associated with the Veeva CRM Combined Solution and the Veeva CLM Combined Solution remain unchanged and are as reflected in Exhibit B. At any time after [*], SFDC may request to review the then-current Veeva list price for the Veeva CRM Combined Solution base product (the “List Price” and such review the “List Price Review;” the date of such List Price Review the first “List Price Review Date”) and Veeva shall comply with such request. To the extent the first List Price Review reveals that Reseller has raised by [*] or more the applicable List Price (i.e., the undiscounted price quoted to Customers in Tier 1 countries or separately, Tier 2 countries, as applicable) of the Veeva CRM Combined Solution base product (i.e., the product marketed as of the Eighth Amendment Effective Date under the brand “Veeva CRM” and excluding additional fees charged by Veeva for add-on features sold separately but for use with the Veeva CRM Combined Solution base product), then using the comparable List Price in effect as of the Eighth Amendment Effective Date as a baseline, the fees payable by Reseller for each User subscription to the Force.com Platform Unlimited Edition shall be increased by the same percentage (i.e., the fee for OEM Services in both or either Tier 1 and/or Tier 2 countries, depending on the List Price change in Tier 1 and Tier 2 countries), with any such increase to be effective for Service Orders placed [*] after the List Price Review Date. After the first List Price Review Date through the end of the Term but not less than [*] after the previous List Price Review, SFDC may undertake additional List Price Reviews in the same manner at any point when SFDC has a good faith belief that a comparison of a then-current List Price to the last reviewed List Price would reveal an increase of [*]or more. Any such additional List Price Review will compare the last reviewed List Price to the then-current List Price for the Veeva CRM Combined Solution base product. If the comparison reveals an increase of [*] or more from that last reviewed List Price, the fees payable by Reseller for each User subscription to the Force.com Platform Unlimited Edition shall again be increased by the same percentage (as described above), with any such increase to be effective for Service Orders placed six months after the date of the additional List Price Review. B. New Combined Solutions. Subject to SFDC’s review and approval (in accordance with its then- standard business, technical and security review processes), Reseller may develop additional Reseller Applications to be offered as part of new Combined Solutions. Each new Reseller Application and associated Combined Solution shall be described in a Reseller Application Description in an exhibit added to the Agreement by a mutually executed amendment. It is agreed that any new Reseller Applications [*] and the terms and conditions of the following sections of the Agreement will not be applicable to new Reseller Applications [*]. Otherwise, any new Reseller Application and associated Combined Solution will be subject to the terms and conditions of this Agreement. Service Orders for OEM Services associated with a new Combined Solution will count toward achievement of the First Renewal Billing Commitment and any subsequent billing commitments in any Renewal Term. Fees for the OEM Services associated with any new Combined Solutions, shall be as set forth in Tables B- 1 or B-2. If a new Combined Solution has been approved for use with both the Force.com Platform Unlimited Edition (UE) and Force.com Platform Unlimited Edition (UE) – Limited Use OEM Services, Reseller may upgrade a Service Order for Force.com Platform Unlimited Edition (UE) – Limited Use to Force.com Platform Unlimited Edition (UE) at any time by placing a replacement Service Order. (c) In Section 1.5, adding the following as a new paragraph to the bottom of Section 1.5.2: “As of March 1, 2014, the Parties agree that Reseller’s Actual Billing Amount has met or exceeded its Billing Commitment for the Initial Term and Sections 1.5.1 and 1.5.2 no longer apply.” (d) In Section 1.5, adding the following as new Sections 1.5.3 and 1.5.4:

Page 5 of 14 Confidential 1.5.3 First Renewal Billing Commitment. The Parties will calculate “Actual Billings,” which means the total amount committed by Reseller based on the entire duration of all non-cancellable Service Orders submitted to SFDC by Reseller for OEM Services starting or renewing during a given period (including any amount under the Service Order with an extended subscription term for which SFDC will not invoice Reseller until after end of the First Renewal Term). With credit for Actual Billings starting March 1, 2014 through the end of the Initial Term and then continuing through the First Renewal Term (the “Renewal Billing Period”), Reseller’s Actual Billings during the Renewal Billing Period must meet or exceed the following billing commitment to SFDC (“First Renewal Billing Commitment”) by the end of the First Renewal Term (e.g., September 1, 2025):

FIVE HUNDRED MILLION DOLLARS ($500,000,000)

1.5.4 First Renewal Interim Billing Targets.
By the end of each Year* during the Renewal Billing Period, Reseller shall use commercially reasonable efforts to ensure that Actual Billings have met that Year's Interim Billing Targets as set forth in Chart 1:

Chart 1—First Renewal Term Interim Billing Targets

Renewal Billing Period "Year" (start date - end date)	First Renewal Interim Billing Targets (USD)	Cumulative Billing Targets (True Up)
1* (March 1, 2014 - September 1, 2016)	[*]	
2 (September 2, 2016 - September 1, 2017)	[*]	
3 (September 2, 2017 - September 1, 2018)	[*]	
4 (September 2, 2018 - September 1, 2019)	[*]	
5 (September 2, 2019 - September 1, 2020)	[*]	at least $250,000,000 (by end of Year 5)
6 (September 2, 2020 - September 1, 2021)	[*]	
7 (September 2, 2021 - September 1, 2022)	[*]	
8 (September 2, 2022 - September 1, 2023)	[*]	
9 (September 2, 2023 - September 1, 2024)	[*]	
10 (September 2, 2024 - September 1, 2025)	[*]	at least $500,000,000 (by end of Year 10)

* For purposes of calculating the Actual Billings attributed to Year 1 herein, the Parties agree to include amounts reflected on Service Orders submitted by Reseller to SFDC for OEM Services starting or renewing on or after March 1, 2014 through September 1, 2016.

As set forth in Chart 1 above, the Renewal Billing Period is broken up into ten (10) interim review periods, each a Renewal Billing Period "Year"* with its own minimum Interim Renewal Billing Target. At the end of each Year, the Parties will compare the Actual Billings during the Year to the Interim Billing Target for that Year. If Actual Billings during any given Year exceed the Year's Interim Billing Target, the overage will count towards the next Year's Interim Billing Target. Each Year's Actual

Billings counts towards meeting Reseller's First Renewal Billing Commitment on a cumulative basis.

At no time will any Year's overage entitle Reseller to a refund. Reseller will not be entitled to a refund from SFDC if any Year's Actual Billings exceed that Year's Interim Billing Target nor if any number of Years' Actual Billings exceed the Interim Billing Targets attributable to those Years (including, for example, if at any time the Actual

Page 6 of 14
Confidential

Page 7 of 14 Confidential Billings during the First Renewal Billing Period exceed the First Renewal Billing Commitment). If Actual Billings during any given Year fail to meet that Year’s Interim Billing Target set forth in Chart 1, either Party may implement the Escalation Plan. 1.5.5 Years 5 and 10 Shortfall Payments. There will be two “true ups” during the Renewal Billing Period – one within [*] following the end of Year 5 and another within [*] following the end of Year 10. (a) Year 5 True Up. If, by the end of Year 5 the cumulative Actual Billings attributed to Years 1-5 in Chart 1 above (“Years 1-5 Actual Billings”) do not equal or surpass Reseller’s cumulative Interim Billing Target attributed to those Years (“Years 1-5 Interim Billing Target”), then within [*] of the end of Year 5, Reseller shall pay to SFDC a “true up” amount equal to the difference between the Years 1-5 Interim Billing Target and the Years 1-5 Actual Billings (the “Year 5 Shortfall Payment”). (b) Year 10 True Up. If, by the end of Year 10 the cumulative Actual Billings attributed to Years 1-10 in Chart 1 above (“Years 1-10 Actual Billings”), plus the Year 5 Shortfall Payment (if any), do not equal or surpass the First Renewal Billing Commitment, then within [*] of the end of Year 10, Reseller shall pay to SFDC a “true up” amount equal to the difference between the First Renewal Billing Commitment and the sum of the Year 5 Shortfall Payment (if any), plus the Years 1-10 Actual Billings (the “Year 10 Shortfall Payment”). The Year 10 Shortfall Payment will only come due if cumulative payments during Years 1-10 (including any prior Year’s overage as well as any Year 5 Shortfall Payment) add up to less than $500,000,000. With respect to any Shortfall Payment payable by Reseller hereunder, if the Parties are in a dispute referred to in Section [*] hereof that affects the amount of such Shortfall Payment, any portion of such Shortfall Payment affected by such dispute (and only such affected portion) shall not be due until such dispute is resolved, and then only as provided in the applicable Section. 4. Section 5 (Release from Certain Commitments). Section 5 of the Agreement is modified by: (a) At the beginning of Section 5.1, replacing the words “materially fails to meet any of their respective gross competition obligations in the preceding Section 4” with “(A) materially fails to meet any of their respective gross competition obligations in the preceding Section 4, (B) breaches Section 6.2.3, or (C) systematically, and without cure following consultation between SFDC President and the Reseller CEO, materially fails to abide by the rules of engagement as defined in Section 6 of this Agreement,” (b) At the beginning of Section 5.1 (a), replacing the words “(a) Reseller’s Billing Commitment will be prorated based on…” with “(a) during the First Renewal Term, Reseller’s First Renewal Billing Commitment will be prorated based on…” (c) In Section 5.1 subpart (a) (2), replacing the words “…(2) Interim Billing Targets set forth in Section 1.5.2, …” with “(2) during the First Renewal Term, the First Renewal Interim Billing Targets set forth in Section 1.5.4,…” (d) In Section 5.1, deleting subparts (b) and (c) and replacing them with the following: “(b) during the First Renewal Term the First Renewal Billing Commitment will otherwise be eliminated, and (c) Reseller will pay to SFDC within [*] the daily prorated portion of the First Renewal Billing Commitment as set forth in subpart (a) above less all prior payments (including any Year 5 Shortfall Payment) made from Reseller to SFDC during the First Renewal Term, …” (e) Also in Section 5.1, in subpart (ii), by replacing the words “either of the foregoing” with “any of the foregoing;”

Page 8 of 14 Confidential (f) By deleting Section 5.2 in its entirety. (g) In Section 5.3, subparts (i) and (ii) are deleted and replaced with the following: “…(i) during the Initial Term, Reseller’s Billing Commitment, and during the First Renewal Term, Reseller’s First Renewal Billing Commitment, will be prorated based on (a) the period before the date Reseller is notified of such material failure, and (b) during the Initial Term, the Interim Billing Targets set forth in Section 1.5.2, and during the First Renewal Term, the First Renewal Interim Billing Targets set forth in Section 1.5.4, and will otherwise be eliminated, (ii) Reseller will pay to SFDC within [*] the daily prorated portion of the applicable Billing Commitment or First Renewal Billing Commitment as set forth in subpart (i) above less all prior payments (including any Year 5 Shortfall Payment) made from Reseller to SFDC during the Initial Term or First Renewal Term (as applicable), and …” 5. Section 6 (Rules of Sales Engagement). Section 6 of the Agreement is modified by: (a) Adding the following sentence to Section 6.1: “There are no contractual geographic or territory restrictions as to where Reseller may sell Combined Solutions.” (b) replacing Section 6.2.1 with the following: “6.2.1 Competition Within the Target Market. (a) If SFDC intends to compete generally with Reseller (without violating Section 4) for customers in [*], the applicable SFDC sales personnel must document and submit to SFDC’s [*] (or comparable senior executive as titles may change over time) for approval a proposal to compete generally with Reseller in [*]. Before SFDC initiates such competition, SFDC’s [*] must (1) approve the proposal based on SFDC’s commercially reasonable opinion that [*] and (2) SFDC’s [*] (or comparable senior executive as titles may change over time) must notify Reseller’s [*] about the intended competition and the basis for the approval. (b) If SFDC intends to compete with Reseller’s (without violating Section 4) for [*], the applicable SFDC sales personnel must document and submit to SFDC’s [*] (or comparable senior executive as titles may change over time) for approval a proposal to compete with Reseller for the specific opportunity. Before SFDC initiates such competition, SFDC’s [*] must (1) approve the proposal based on SFDC’s commercially reasonable opinion that [*] and (2) SFDC’s [*] (or comparable senior executive as titles may change over time) must notify Reseller’s [*] about the intended competition and the basis for the approval. (c) Notwithstanding subpart (b) immediately above, the Parties hereby agree that as of the Eighth Amendment Effective Date, Reseller has [*]. (d) With respect to intended competition in any country or group of countries operating under common legal frameworks other than [*], and based on the advice of counsel, if SFDC has reasonably determined that the restrictions arising under this Agreement with respect to SFDC’s intended competition violate applicable local laws, SFDC shall notify Reseller and SFDC may compete without violating this Section 6. The Parties believe, based on reasonable inquiry and consultation of counsel, that restrictions imposed by this Agreement do not violate the laws applicable in [*], and this Section 6.2.1(d) may not be invoked as a basis for approval of a request to compete in the Target Market in those geographies absent a change in the applicable laws or different advice of counsel. Notwithstanding the foregoing the Parties agree that each must at all times comply with all applicable laws relating to competition and a Party shall not be held to be in breach of this provision if at any time it acts in good faith in accordance with the opinion of counsel with respect to applicable competition, antitrust or similar laws. If a competition authority in any country or region demands modification to this Agreement, the Parties will cooperate in good faith to modify the Agreement to comply with such demand.

Page 9 of 14 Confidential (e) The restrictions in this Section 6.2.1 shall not preclude SFDC (without violating Section 4) from fulfilling contractual obligations in place or later established with any resellers, distributors or other third parties to allow such third parties to build, use and distribute Sales Automation applications built on Sales Cloud or Service Cloud or other SFDC Services. For clarity, when building applications, such third parties may use Shared Features and Add-ons when purchased for use with the SFDC Services, including to create combined solutions with the SFDC Services to address the Target Market. Nothing set forth in this Section 6.2.1 or otherwise under this Agreement shall restrict any SFDC reseller from (i) selling SFDC Services, or (ii) except as set forth in Section 6.2.3, selling Force.com Platform Products as a stand-alone offering. (c) replacing Section 6.2.2 with the following text: “6.2.2 Competition Outside the Target Market. A. Reseller may compete with SFDC within or outside of the Pharma/Biotech Segment with approved Reseller Applications other than the Combined Solutions associated with the Veeva CRM Application. No specific rules of sales engagement will apply with respect to such new Combined Solutions. B. If Reseller intends to compete with SFDC outside the Target Market in any region other than the [*] with Veeva CRM Combined Solutions, Reseller must obtain written approval from both [*] (or comparable senior executives, as titles may change over time, or their designees) prior to engaging in such competition. SFDC will accept or decline such request to compete within [*], excluding weekends. In addition, Reseller may only sell Veeva CRM Combined Solutions consistent with the Value Added Field and in all territories. C. Reseller may not make Active Sales of the Veeva CRM Combined Solution outside the Target Market to customers based in [*]. These customers are exclusively reserved to SFDC. D. Reseller may not make Active Sales of standalone custom application development (i.e., not associated with a Combined Solution) using OEM Services to any customer. The sale of OEM Services in connection with standalone custom application development to customers is exclusively reserved to SFDC.” (d) By deleting Section 6.2.3 in its entirety and replacing it with the following as a new Section 6.2.3: “6.2.3 Force.com OEM and VAR Agreements. (a) After the Eighth Amendment Effective Date and throughout the remainder of the Term, SFDC agrees that it will: (i) not enter into any other [*]; and (ii) not enter into any [*]. Reseller’s sole remedy for SFDC’s breach of subparts (i) and (ii) shall be [*]. (b) Nothing set forth in this Section 6.2.3 shall be interpreted to restrict SFDC partners and customers from building, using and distributing (directly or indirectly) Sales Automation applications built on the SFDC Services (e.g., Service Cloud, Sales Cloud) or the use of Shared Features and Add-ons with such SFDC Services.

Page 10 of 14 Confidential (c) “Target Market Resellers” as used herein do not include SFDC’s systems integrator (SI) or other consulting business partners whose principal business is consulting and professional services (“Consulting Partners”). SFDC’s Consulting Partners are not in any way constrained by this Section 6.2.3 from developing and making available certain customer specific, non-generally available technology products built on Force.com Platform Products and/or the SFDC Services that offer features and functionality competitive with Veeva CRM and marketed to customers in the Target Market.” (e) By replacing Section 6.3.1 with the following text: “6.3.1 Initiation of JSG Review. If it is unclear, or would reasonably be considered unclear, whether a particular opportunity falls within the Target Market, the Party pursuing that opportunity shall request a review by the JSG and will submit the Joint Solution Review Request attached as Attachment 1 hereto to the other Party. In addition, either Party may request review by the JSG by submitting the Joint Solution Review Request if it is unclear, or would reasonably be considered unclear, whether a particular opportunity pursued by the other Party falls within the Target Market.” (f) By deleting Section 6.3.5 (titled “Excluded Opportunities”) in its entirety. 6. Section 10 (Term and Termination). Section 10 is modified by: (a) replacing Section 10.1 in its entirety with the following: 10.1 Term. 10.1.1 Initial Term. This Agreement is effective as of the Effective Date and will remain in effect for five (5) years thereafter (the “Initial Term”), unless terminated earlier by either Party pursuant to this Agreement. 10.1.2 First Renewal Term. At the expiration of the Initial Term, this Agreement will automatically renew for a ten-year renewal period starting on September 2, 2015 and ending on September 1, 2025 (the “First Renewal Term”). Thereafter, this Agreement may be renewed for additional five (5) year periods as agreed upon in writing by the Parties (each a “Subsequent Renewal Term”). The First Renewal Term and each Subsequent Renewal Term are referred to as “Renewal Terms.” Each Party will use commercially reasonable efforts to give the other Party at least [*] prior written notice of its intent not to renew the Agreement on the same terms (excluding additional billing commitments). 10.1.3 Term. The Initial Term, together with any Renewal Terms and any Wind-Down Period, are collectively referred to as the “Term” of this Agreement. 7. Section 15 (Limitation of Liability). Section 15 is modified by deleting Section 15.1 and Section 15.3 in their entirety and replacing them with the following text: 15.1 LIMITATION OF LIABILITY. SUBJECT TO PARAGRAPH 15.3, IN NO EVENT WILL EITHER PARTY’S AGGREGATE LIABILITY TO THE OTHER PARTY ARISING OUT OF OR RELATED TO THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR UNDER ANY OTHER THEORY OF LIABILITY, [*]. HOWEVER, THIS LIMITATION WILL NOT ACT TO LIMIT RESELLER’S BILLING COMMITMENTS OR SHORTFALL PAYMENTS ARISING UNDER THIS AGREEMENT. 15.3 EXCEPTIONS: PARAGRAPH 15.1 DOES NOT APPLY TO: (I) THE OBLIGATIONS SET FORTH IN [*]; OR (II) [*].

Page 11 of 14 Confidential 8. Exhibit B. The following Consolidated Product Information tables for the OEM Services available to create new Combined Solutions with new Reseller Applications are added to Exhibit B subpart (a) as Table B-1 and Table B-2. Table B-1 Force.com Platform Unlimited Edition (UE) Consolidated Product Information OEM Services Product Name Force.com Platform Unlimited Edition (UE) Price [*] Permissions Custom Apps Limit [*] Custom Tabs Limit [*] Custom Objects Limit [*] Additional Org Limits Added per User Data Storage (MB) [*] File Storage (MB) [*] Capacity API Calls/day (rolling over 24-hr period) [*] Number of Sites [*] Page views/month [*] Sites bandwidth/day (rolling over 24-hr period) [*] Sites page generation time/day (rolling over 24-hr period) [*] Feature Chatter & Chatter Free [*] Force.com code (Apex) [*] Force.com IDE [*] Global search [*] Integrated content library [*] Outlook integration [*] Relational database [*] Reporting & dashboards [*] Sharing framework [*] Sites [*] Web Services API [*] Workflow & approvals [*] 24X7 toll-free support [*] Developer Support [*] Unlimited on line training [*] Ideas [ *] CRM Objects [ *] Accounts & contacts [ *] Salesforce1 Platform [ *] Sandbox Developer Pro Sandbox [ *] Full Copy Sandbox [ *] Developer Sandbox [ *] Entitlement

Page 12 of 14 Confidential Premier Support [ *] Resale Restrictions [*] Customer (User) Restrictions [*] Enhancements During the Term, Reseller shall be entitled to all functional capabilities, features, enhancements, expansions and improvements to these OEM Services that are generally made available to SFDC customers using the same or the most comparable Force.com edition. Table B-2 Force.com Platform Unlimited Edition (UE) – Limited Use Consolidated Product Information OEM Services Product Name Force.com Platform Unlimited Edition (UE) - Limited Use Price [ *]PNR Permissions Custom Apps Limit [ *] Custom Tabs Limit [ *] Custom Objects Limit [ *] Additional Org Limits Added per User Data Storage (MB) [ *] File Storage (MB) [ *] Capacity API Calls/day (rolling over 24-hr period) [ *] Number of sites [ *] Page views/month [ *] Sites bandwidth/day (rolling over 24-hr period) [ *] Sites page generation time/day (rolling over 24-hr period) [ *] Feature Chatter & Chatter Free [ *] Force.com code (Apex) [ *] Force.com IDE [ *] Global search [ *] Integrated content library [ *] Outlook integration [ *] Relational database [ *] Reporting & dashboards [ *] Sharing framework [ *] Sites [ *] Web Services API [ *] Workflow & approvals [ *] 24X7 toll-free support [ *] Developer Support [ *]

Page 13 of 14 Confidential Unlimited on line training [ *] Ideas [ *] CRM Objects [ *] Accounts & contacts [ *] Salesforce1 Platform [ *] Sandbox Developer Pro Sandbox [ *] Full Copy Sandbox [ *] Developer Sandbox [ *] Entitlement Premier Support [ *] Resale Restrictions [*] Customer (User) Restrictions [*] Enhancements During the Term, Reseller shall be entitled to all functional capabilities, features, enhancements, expansions and improvements to these OEM Services that are generally made available to SFDC customers using the same or the most comparable Force.com edition. 9. Terms Confidential. Reseller and SFDC agrees that all of the terms and conditions of this Eighth Amendment are Confidential Information between Reseller and SFDC, and may not be disclosed to any third party, except as required to be disclosed pursuant to applicable law, the rule or requirements of the SEC or the listing exchange of a Party, or US GAAP. Either Party may disclose the terms and conditions of this Eighth Amendment to its legal, financial and accounting advisors and independent auditors who have an obligation of confidentiality with respect to such information. 10. No Other Modifications. Except as provided in this Eighth Amendment, the Agreement shall remain unchanged and in full force and effect. 11. Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the Parties with respect to the subject matter of this Eighth Amendment and supersede any previous and contemporaneous agreements and understandings, whether oral or written, between the Parties hereto with respect to the subject matter hereof. 12. Counterparts. This Eighth Amendment may be executed in one or more counterparts, including facsimiles, each of which will be deemed to be a duplicate original, but all of which, taken together, will be deemed to constitute a single instrument. [signature page follows]

Page 14 of 14 Confidential IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed by their respective duly authorized representatives as of the Eighth Amendment Effective Date. SALESFORCE.COM, INC. VEEVA SYSTEMS INC. By: /s/ Meredith Schmidt By: /s/ Josh Faddis Name: Meredith Schmidt Name: Josh Faddis Title: SVP Revenue Operations Title: Vice President and General Counsel Date: March 3, 2014 Date: March 3, 2014